Dreyfus

Strategic Municipal

Bond Fund, Inc.

ANNUAL REPORT November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Dividend Reinvestment Plan

                            28   Proxy Results

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus  Strategic Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 1999 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

Despite some modest fluctuations, municipal bond prices have generally risen over the 12-month reporting period. Positive supply-and-demand influences helped support a municipal bond market rally. During the second half of the reporting period, most sectors of the municipal bond market also benefited from slowing economic growth. In addition to the moderating effects of the Federal Reserve Board' s interest-rate hikes during 1999 and the first half of 2000, the U.S. economy has slowed in response to higher energy prices and a weak euro.

In general, the overall investment environment that prevailed in the second half of the 1990s provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

Thank you for investing in Dreyfus Strategic Municipal Bond Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 2000




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

For the 12-month reporting period ended November 30, 2000, Dreyfus Strategic Municipal Bond Fund, Inc. provided a total return of 7.70%.(1) The fund produced income dividends of $0.5604 per share, which is equal to a distribution rate of
6.90%    over    the    same    period.(2)

We attribute the fund' s good performance to a relatively strong investment environment for municipal bonds over the past year. The market rally was driven primarily by positive supply-and-demand factors and, later in the reporting period, signs of an economic slowdown. We are particularly pleased that the fund has provided good performance relative to common stocks during most of the period, and that the fund's market price has improved as investor demand for municipal bonds has risen.

What is the fund's investment approach?

The fund seeks high current income exempt from federal income taxes by investing in long-term, tax-exempt municipal bonds.

In so doing, we look for bonds that we believe can provide high current income. We strive to find such opportunities through analyses of individual bonds' structures. Within the context of our bond structure analysis, we pay particularly close attention to each bond' s maturity and early redemption features.

Over time, many of the fund's older higher yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with new securities that offered currently higher than average income payments. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing hold-

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ings. When such opportunities arise, we usually sell bonds that are close to redemption or maturity. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

What other factors influenced the fund's performance?

Favorable economic and market conditions positively influenced the fund over the past year. When the reporting period began on November 1, 1999, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates at its February, March and May 2000 meetings. However, tax-exempt yields later declined modestly -- and prices rose accordingly -- when the Fed did not change interest rates at subsequent meetings in June, August, October and November. The Fed held monetary policy steady because of signs that its previous rate hikes were having the desired effect of slowing the economy.

In addition, the continuing strength of the U.S. economy helped keep municipal bond yields relatively low compared to taxable bonds. Most states and municipalities enjoyed higher tax revenues, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period one year earlier. At the same time that the supply of new bonds was falling, demand was strong from individuals and financial institutions seeking to protect their wealth in a "flight to quality" from heightened volatility in the stock market. When demand rises and supply falls, prices of existing bonds tend to move higher.

In this environment, we were able to improve protection from the effects of early redemptions and enhance the fund's credit quality. These improvements were made possible as we continued to put to work the proceeds of our issuance of auction-rate preferred stock, which occurred just a few months before the reporting period -- and the market rally -- began.


Over the past year, we invested primarily in bonds with what we considered very attractive yields in order to maintain the fund's income stream and achieve a broader level of diversification. We found such high yields in, for example, industrial development bonds backed by airlines, paper companies and utility companies.

What is the fund's current strategy?

Our strategy remains the same: to maintain as high a level of tax-exempt income as possible in an investment environment characterized by relatively low yields. To that end, we have continued to attempt to replace older bonds nearing maturity or redemption with newer bonds with comparable income characteristics. Also, as a result of new purchases of long-term bonds, we have maintained the fund' s average effective duration -- a measure of sensitivity to changing interest rates -- toward the long end of its range. This duration management strategy is designed to lock in high yields for as long as practical.

December 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

November 30, 2000 (Unaudited)

  Market Price per share November 30, 2000                       $8 1/8

  Common Shares Outstanding November 30, 2000               47,783,925

  New York Stock Exchange Ticker Symbol                           DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)

                                                           Fiscal Year Ended November 30, 2000
                     ---------------------------------------------------------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER

                              ENDED                       ENDED                    ENDED                       ENDED

                        FEBRUARY 29, 2000             MAY 31, 2000            AUGUST 31, 2000            NOVEMBER 30, 2000
                    ----------------------------------------------------------------------------------------------------------------

High                          $8                        $81_8                        $81_2                      $81_2

Low                           71_8                       71_4                         77_8                      715_16

Close                         75_8                       77_8                         83_8                       81_8

PERCENTAGE GAIN (LOSS) based on change in Market Price*

   November 22, 1989 (commencement of operations)
     through November 30, 2000                                                                                 74.50%

   December 1, 1990 through November 30, 2000                                                                   72.57

   December 1, 1995 through November 30, 2000                                                                   22.64

   December 1, 1999 through November 30, 2000                                                                   13.30

   March 1, 2000 through November 30, 2000                                                                      12.18

   June 1, 2000 through November 30, 2000                                                                        6.71

   September 1, 2000 through November 30, 2000                                                                 (1.33)

NET ASSET VALUE PER SHARE

  November 22, 1989 (commencement of operations)                                      $9.32

  November 30, 1999                                                                    8.56

  February 29, 2000                                                                    8.31

  May 31, 2000                                                                         8.25

  August 31, 2000                                                                      8.75

  November 30, 2000                                                                    8.60

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

   November 22, 1989 (commencement of operations)
     through November 30, 2000                                                                                 98.19%

   December 1, 1990 through November 30, 2000                                                                   83.83

   December 1, 1995 through November 30, 2000                                                                   25.08

   December 1, 1999 through November 30, 2000                                                                    7.70

   March 1, 2000 through November 30, 2000                                                                       8.95

   June 1, 2000 through November 30, 2000                                                                        7.81

   September 1, 2000 through November 30, 2000                                                                  (.04)

    (*)WITH DIVIDENDS REINVESTED.



STATEMENT OF INVESTMENTS

November 30, 2000

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS--97.7%                                                      Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.5%

Alabama Industrial Development Authority, SWDR

   (Pine City Fiber Co.) 6.45%, 12/1/2023                                                     3,000,000                2,872,020

ALASKA--4.1%

Alaska Housing Finance Corporation:

   6.25%, 6/1/2035 (Insured; MBIA)                                                            7,825,000                8,027,746

   6.05%, 6/1/2039 (Insured; MBIA)                                                           12,185,000               12,367,653

Valdez Marine Terminal, Revenue

   (BP Pipeline, Inc.) 5.50%, 10/1/2028                                                       4,500,000                4,319,055

ARIZONA--1.4%

Apache County Industrial Development Authority, PCR

   (Tuscon Electric Power Co.) 5.85%, 3/1/2028                                                9,500,000                8,270,320

ARKANSAS--.9%

Arkansas Development Finance Authority, SFMR

   6.25%, 1/1/2032                                                                            5,000,000                5,148,550

CALIFORNIA--2.8%

California Health Facilities Financing Authority,

  Health Facility Financing Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             3,750,000                3,870,113

California Statewide Communities
   Development Authority, COP

   (The Internext Group) 5.375%, 4/1/2030                                                     5,000,000                4,372,400

Los Angeles Department of Water and Power,
   Waterworks Revenue

   6.10%, 10/15/2039 (Insured; FGIC)                                                          8,000,000                8,550,960

COLORADO--.5%

Colorado Health Facilities Authority, Revenue

   (American Housing Foundation 1, Inc.) 10.25%, 12/1/2020                                    5,600,000  (a)           3,080,000

CONNECTICUT--2.7%

Connecticut Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                             14,000,000               12,731,740

Connecticut Housing Finance Authority,

  Housing Mortgage Finance Program

   5.85%, 11/15/2028                                                                          3,420,000                3,424,617

DELAWARE--1.0%

Delaware Health Facilities Authority, Revenue

   (Beebe Medical Center) 6.80%, 6/1/2024                                                     5,905,000                5,723,539

DISTRICT OF COLUMBIA--1.2%

Metropolitan Washington Airports Authority,

  Special Facilities Revenue

   (Caterair International Corp.) 10.125%, 9/1/2011                                           6,920,000                6,891,974

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--6.5%

Florida Housing Finance Corporation, Housing Revenue

   (Seminole Ridge Apartments) 6%, 4/1/2041 (Insured; GNMA)                                   6,415,000                6,412,434

Florida Board of Education, Capital Outlay 7.858%, 6/1/2019                                  15,000,000  (b,c)        16,022,400

Lee County Industrial Development Authority,

  Health Care Facilities Revenue

   (Shell Point Village) 5.50%, 11/15/2029                                                    1,500,000                1,241,505

Orange County Health Facilities Authority, Revenue

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         3,500,000                3,465,665

Palm Beach County, Solid Waste IDR:

  (Okeelanta Power Limited Partnership)

      6.70%, 2/15/2015                                                                        5,000,000  (a)           2,950,000

   (Osceola Power Limited Partnership)

      6.95%, 1/1/2022                                                                         5,000,000  (a)           2,950,000

South Lake County Hospital District, Revenue

   (South Lake Hospital, Inc.) 5.80%, 10/1/2034                                               6,000,000                5,661,360

GEORGIA--1.8%

Private Colleges and Universities Facilities Authority, Revenue

  (Clark Atlanta University)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     9,630,000  (d)          10,771,348

IDAHO--.4%

Idaho Housing & Finance Association, SFMR

   6.35%, 1/1/2030 (Insured; FNMA)                                                            2,500,000                2,574,550

ILLINOIS--4.5%

Chicago-O'Hare International Airport, Special Facility Revenue

   (Delta Airlines) 6.45%, 5/1/2018                                                           2,790,000                2,752,530

Illinois Development Finance Authority, Revenue:

  (Community Rehabilitation Providers
    Facilities Acquisition Program):

         6.05%, 7/1/2019                                                                      5,290,000                4,755,340

         8.50%, 9/1/2010                                                                      1,645,000                1,682,638

   HR (Adventist Health Systems/Sunbelt) 5.50%, 11/15/2029                                    4,175,000                3,384,714

Illinois Health Facilities Authority, Revenue:

   (OSF Healthcare Systems) 6.25%, 11/15/2029                                                12,000,000               11,633,160

   (Advocate Network Health Care) 6.125%, 11/15/2022                                          3,000,000                2,978,430

INDIANA--3.6%

Burns Harbor Industrial Solid Waste Disposal Facilities, Revenue

   (Bethlehem Steel Corp.) 8%, 4/1/2024                                                       6,000,000                5,343,420

Franklin Township School Building Corp. 6.125%, 1/15/2022                                     6,000,000                6,374,160

Indianapolis Airport Authority, Revenue 7.92%, 11/15/2031                                     4,375,000  (b,c)         3,823,925

Jasper County, EDR (Georgia Pacific Corp.)

   5.60%, 4/1/2029                                                                            7,000,000                5,732,440


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KENTUCKY--.5%

Kenton County Airport Board, Airport Revenue

   (Special Facilities--Delta Airlines) 6.125%, 2/1/2022                                      3,000,000                2,871,270

LOUISIANA--4.4%

Lake Charles Harbor and Terminal District,
  Port Facilities Revenue

   (Trunkline LNG Co.) 7.75%, 8/15/2022                                                      15,000,000               15,998,550

Parish of De Soto, EIR

   (International Paper Co.) 6.55%, 4/1/2019                                                  2,900,000                2,925,897

West Feliciana Parish, PCR:

   (Entergy Gulf States) 6.60%, 9/1/2028                                                      4,000,000                4,018,400

   (Gulf States) 5.80%, 12/1/2015                                                             3,500,000                3,299,380

MARYLAND--1.2%

Baltimore County, PCR (Bethlehem Steel Corp.)

   7.50%, 6/1/2015                                                                            5,000,000                4,384,500

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Associates Limited Partnership)
   8.75%, 11/15/2010                                                                          4,135,000  (a)           3,039,225

MASSACHUSETTS--1.9%

Massachusetts Health and Educational
  Facilities Authority, Revenue

   (Beth Israel Hospital) 7.508%, 7/1/2025 (Insured; AMBAC)                                   3,250,000  (b)           3,294,688

Massachusetts Port Authority, Special Project Revenue

   (Harborside Hyatt) 10%, 3/1/2026                                                           7,000,000                7,195,580

Pittsfield, SWDR (Vicon Recovery Associates)

   7.95%, 11/1/2004                                                                           1,110,000                1,116,582

MICHIGAN--1.7%

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  5,000,000  (d)           5,849,300

Michigan Strategic Fund, SWDR

   (Genesee Power Station) 7.50%, 1/1/2021                                                    4,000,000                4,094,960

MISSISSIPPI--1.4%

Mississippi Business Finance Corporation, PCR

   (Systems Energy Resources, Inc.) 5.90%, 5/1/2022                                           9,070,000                8,376,054

MISSOURI--1.7%

Jackson County Industrial Development Authority,

  Health Facilities Revenue

   (Carondelet Health Corp.) 9%, 7/1/2020                                                     6,615,000                6,689,617

Saint Louis Industrial Development Authority

   (Saint Louis Convention Center) 7.25%, 12/15/2035                                          3,250,000                3,273,953

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--2.4%

Clark County, IDR (Nevada Power Company)

   5.50%, 10/1/2030                                                                           7,000,000                5,827,640

Washoe County (Reno-Sparks Convention Center)

   6.40%, 7/1/2029 (Insured; FSA)                                                             8,000,000                8,615,120

NEW HAMPSHIRE--1.8%

New Hampshire Industrial Development Authority, PCR

   (Connecticut Light) 5.90%, 11/1/2016                                                       5,400,000                4,970,808

New Hampshire Business Finance Authority, PCR

   (Public Service Co.) 6%, 5/1/2021                                                          6,000,000                5,523,480

NEW JERSEY--3.1%

New Jersey Economic Development Authority:

  First Mortgage Revenue

      (The Evergreens) 9.25%, 10/1/2022                                                       4,925,000                5,410,605

   Special Facilities Revenue (Continental Airlines, Inc.):

      6.40%, 9/15/2023                                                                        7,000,000                6,325,900

      7.20%, 11/15/2030                                                                       7,000,000                6,982,570

NEW YORK--4.6%

Nassau Health Care Corporation, Health System Revenue

   5.75%, 8/1/2029 (Insured; FSA)                                                            10,500,000                10,704,540

New York City 8%, 8/15/2018 (Prerefunded 8/15/2001)                                           1,485,000  (d)           1,545,187

New York City Industrial Development Agency, Civic Facility

  Revenue (YMCA of Greater New York)

   8%, 8/1/2016 (Prerefunded 8/1/2001)                                                        2,910,000  (d)           3,033,530

New York State Dormitory Authority, Revenue:

   Judicial Facility Lease (Suffolk County) 9.50%, 4/15/2014                                    605,000                  692,271

   (Marymount Manhattan College) 6.25%, 7/1/2029                                              4,000,000                4,232,200

Tsasc Inc.:

   6.25%, 7/15/2027                                                                           2,500,000                2,498,175

   6.375%, 7/15/2039                                                                          4,500,000                4,486,725

NORTH CAROLINA--.4%

North Carolina Eastern Municipal Power Agency,

   Power Systems Revenue 6.70%, 1/1/2019                                                      2,500,000                2,621,175

OHIO--2.6%

Cuyahoga County, HR (Metrohealth Systems)

   6.15%, 2/15/2029                                                                          10,000,000                9,757,100

Ohio Air Quality Development Authority, PCR

   6.10%, 8/1/2020                                                                            2,400,000                2,261,064

Ohio Water Development Authority, PCR

   (Cleveland Electric) 6.10%, 8/1/2020                                                       4,000,000                3,768,440


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OKLAHOMA--2.4%

Oklahoma Development Finance Authority, Revenue

   (St. John Health System) 6%, 2/15/2029                                                     9,000,000                9,258,660

Oklahoma Industries Authority, Health System Revenue

   (Obligation Group) 5.75%, 8/15/2029 (Insured; MBIA)                                        5,000,000                5,029,300

PENNSYLVANIA--4.7%

Allegheny County Port Authority,
  Special Transportation Revenue

   6.125%, 3/1/2029 (Insured; MBIA)                                                           4,750,000                5,006,595

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric) 7.625%, 5/1/2025                                                      8,800,000                9,311,192

Pennsylvania Economic Development Financing Authority:

   Exempt Facilities Revenue
      (National Gypsum Company) 6.125%, 11/1/2027                                             5,000,000                3,942,300

   RRR (Northhampton Generating Project)
      6.60%, 1/1/2019                                                                         4,200,000                4,053,798

Pennsylvania Housing Finance Agency,

  Multi-Family Development Revenue

   8.25%, 12/15/2019                                                                            292,000                  298,868

Washington County Authority, Capital Funding Revenue

   (Capital Projects & Equipment Program)
   6.15%, 12/1/2029 (Insured; AMBAC)                                                          5,000,000                5,503,300

RHODE ISLAND--1.0%

Rhode Island Health & Educational Building Corporation

  Higher Educational Facilities (University of Rhode Island)

   5.875%, 9/15/2029 (Insured; MBIA)                                                          5,910,000                6,061,414

SOUTH CAROLINA--.8%

South Carolina Medical Facilities, Hospital Facilities Revenue

   6%, 7/1/2019                                                                               5,000,000                5,081,650

TENNESSEE--2.8%

Memphis Center City Revenue Finance Corp.
  Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         6,000,000                5,337,660

Tennessee Housing Development Agency
   (Homeownership Program):

      6%, 1/1/2028                                                                            5,910,000                5,972,764

      6.40%, 7/1/2031                                                                         5,000,000                5,206,450

TEXAS--9.4%

Gregg County Health Facilities Development Corporation, HR

   (Good Shepherd Medical Center) 6.375%, 10/1/2025                                           2,500,000                2,592,325

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Houston Airport System, Special Facilities Revenue,

   Airport Improvement (Continental Airlines)
   6.125%, 7/15/2017                                                                          2,875,000                2,547,394

Katy Independent School District

   6.125%, 2/15/2032                                                                         11,360,000               11,864,725

Sabine River Authority, PCR

   (TXU Electric) 6.45%, 6/1/2021                                                             3,000,000                2,966,070

Springhill Courtland Heights Public Facility Corp., MFHR

   5.85%, 12/1/2028                                                                           6,030,000                5,556,585

Texas:

   (Veterans ) 6%, 12/1/2030                                                                  3,935,000                4,004,531

   (Veterans Housing Assistance Program) 6.10%, 6/1/2031                                      8,510,000                8,710,410

Texas Department of Housing and Community Affairs,

   Collateralized Home Mortgage Revenue
   8.953%, 7/2/2024                                                                           6,850,000  (b)           7,774,750

Texas Public Property Finance Corp., Revenue

  (Mental Health and Retardation):

      8.625%, 9/1/2001                                                                          340,000                  350,421

      8.875%, 9/1/2011 (Prerefunded 9/1/2001)                                                 5,100,000  (d)           5,359,386

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional Health Care System)

   6.75%, 11/1/2025                                                                           5,850,000                4,707,729

UTAH--1.6%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           4,975,000                4,691,723

   Zero Coupon, 8/15/2024                                                                     1,545,000                  250,954

Tooele County, Hazardous Waste Treatment Revenue

   (Union Pacific) 5.70%, 11/1/2026                                                           5,000,000                4,334,350

VIRGINIA--5.6%

Fairfax County Water Authority, Revenue
   6.687%, 4/1/2029                                                                           4,000,000  (b,c)         4,073,640

Henrico County Industrial Development Authority, Revenue

   (Bon Secours Health Care System) 7.163%, 8/23/2027                                         7,500,000  (b)           8,259,375

Virginia Housing Development Authority:

   MFHR 7.05%, 5/1/2018                                                                      12,000,000               12,487,200

   Rental Housing 6.20%, 8/1/2024                                                             8,520,000                8,692,871

WASHINGTON--1.7%

Washington Higher Education Facilities Authority, Revenue

   (Whitman College) 5.875%, 10/1/2029                                                       10,000,000               10,150,500



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN--5.6%

Wisconsin Health and Educational Facilities Authority, Revenue

   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                               10,800,000                8,986,680

Wisconsin Housing and Economic Development Authority

  Homeownership Revenue:

      8.099%, 7/1/2025                                                                       10,600,000  (b,c)        10,967,184

      6.25%, 9/1/2027                                                                        13,300,000               13,529,691

WYOMING--2.5%

Sweetwater County, SWDR (FMC Corp.):

   7%, 6/1/2024                                                                               2,200,000                2,222,924

   6.90%, 9/1/2024                                                                            2,000,000                2,011,940

Wyoming Student Loan Corporation, Student Loan Revenue

   6.20%, 6/1/2024                                                                            5,000,000                5,218,400

   6.25%, 6/1/2029                                                                            5,000,000                5,229,150

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $595,498,051)                                                            583,450,051
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.7%
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA--.1%

Hapeville Development Authority, IDR, VRDN

   (Hapeville Hotel, Ltd.) 4.15% (LOC: Deutsche Bank)                                           800,000  (e)             800,000

MICHIGAN--.3%

Delta County Economic Development Corp.,

  EIR, VRDN

   (Oates-Mead- Escanaba Paper) 4.25% (LOC: Scotia Bank)                                      1,500,000  (e)           1,500,000

MISSISSIPPI--.1%

Harrison County, PCR, VRDN

   (Du Pont De Nemours) 4.25%                                                                   800,000  (e)             800,000

NEW YORK--.1%

New York City Municipal Water Finance Authority, VRDN

   Water & Sewer System Revenue 4.15% (Insured; FGIC)                                           100,000  (e)             100,000

WYOMING--.1%

Lincoln County, PCR (Exxon) 4.25%                                                               600,000  (e)             600,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,800,000)                                                                                                   3,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $599,298,051)                                                             98.4%              587,250,051

CASH AND RECEIVABLES (NET)                                                                         1.6%                9,831,008

NET ASSETS                                                                                       100.0%              597,081,059

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

EIR                       Environmental Improvement

                             Revenue

FGIC                      Financial Guaranty Insurance

                             Company

FNMA                      Federal National Mortgage

                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage

                             Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              22.3

AA                               Aa                              AA                                               25.7

A                                A                               A                                                11.0

BBB                              Baa                             BBB                                              18.8

BB                               Ba                              BB                                                8.4

B                                B                               B                                                  .8

F-1+, F-1                        VMIG1, MIG1, P1                 SP1, A1                                            .6

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                    12.4

                                                                                                                 100.0

(A) NON-INCOME PRODUCING SECURITY, INTEREST PAYMENTS IN DEFAULT.

(B) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2000,
THESE SECURITIES AMOUNTED TO $34,887,149 OR 5.8% OF NET ASSETS.

(D)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC
CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY TO
THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           599,298,051   587,250,051

Cash                                                                     57,678

Receivable for investment securities sold                            11,990,625

Interest receivable                                                  11,629,882

Prepaid expenses                                                         10,721

                                                                    610,938,957
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           367,199

Payable for investment securities purchased                          13,183,320

Commissions payable                                                      30,539

Dividends payable to preferred shareholders                              55,382

Accrued expenses                                                        221,458

                                                                     13,857,898
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      597,081,059
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series A, B and C, par value $.001 per share

  (7,440 total shares issued and outstanding at

   $25,000 per share liquidation preference)--Note 1                186,000,000

Common Stock, par value, $.001 per share (47,783,925 shares

   issued and outstanding)                                               47,784

Paid-in capital                                                     445,615,876

Accumulated undistributed investment income--net                        783,581

Accumulated net realized gain (loss) on investments                 (23,318,182)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                           (12,048,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                         411,081,059
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       597,081,059
--------------------------------------------------------------------------------

COMMON SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      47,783,925

NET ASSET VALUE PER COMMON STOCK, offering and redemption price per share ($)
                                                                           8.60

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended November 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     38,712,025

EXPENSES:

Management fee--Note 3(a)                                            2,952,414

Administration fee--Note 3(a)                                        1,476,206

Commission fees--Note 1                                                514,433

Professional fees                                                      223,753

Shareholders' reports                                                   68,606

Shareholder servicing costs                                             51,447

Directors' fees and expenses--Note 3(b)                                 46,611

Registration fees                                                       42,628

Custodian fees                                                           5,248

Interest expense--Note 2                                                 2,556

Miscellaneous                                                           36,698

TOTAL EXPENSES                                                       5,420,600

INVESTMENT INCOME--NET                                              33,291,425
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (4,672,749)

Net unrealized appreciation (depreciation) on investments            8,042,876

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,370,127

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                36,661,552

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                             -----------------------------------

                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         33,291,425           28,853,202

Net realized gain (loss) on investments       (4,672,749)          (4,834,127)

Net unrealized appreciation (depreciation)
   on investments                              8,042,876          (39,136,429)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  36,661,552          (15,117,354)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                 (26,778,113)         (27,789,863)

Preferred Stock                               (7,597,500)          (1,147,008)

TOTAL DIVIDENDS                              (34,375,613)         (28,936,871)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Proceeds from issuance of Preferred Stock            --           186,000,000

Dividends reinvested--Note 1(c)                      --             1,179,838

Offering costs charged to paid-in capital resulting

   from issuance of Preferred Stock             (163,370)          (2,060,000)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              (163,370)         185,119,838

TOTAL INCREASE (DECREASE) IN NET ASSETS        2,122,569          141,065,613
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           594,958,490          453,892,877

END OF PERIOD                                 597,081,059          594,958,490

Undistributed investment income--net              783,581            1,867,769
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING
   AS A RESULT OF DIVIDENDS REINVESTED              --                 124,560

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                                                                           Year Ended November 30,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.56           9.52           9.49           9.54          9.60

Investment Operations:

Investment income--net                                            .70            .58            .60            .62           .64

Net realized and unrealized

   gain (loss) on investments                                     .06           (.90)           .05           (.01)         (.08)

Total from Investment Operations                                  .76           (.32)           .65            .61           .56

Distributions:

Dividends from investment income--net:

   Common Stock                                                 (.56)          (.58)          (.62)           (.66)         (.62)

   Preferred Stock(e)                                           (.16)          (.02)            --             --            --

Total Distributions                                             (.72)          (.60)          (.62)           (.66)         (.62)

Capital Stock transactions--net effect

   of Preferred Stock offering                               (.00)(a)          (.04)             --            --             --

Net asset value, end of period                                   8.60           8.56           9.52           9.49          9.54

Market value, end of period                                      81_8         711_16         103_16          105_8          93_4
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            13.30        (19.36)           2.23          16.60          12.61
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets

   applicable to Common Stock                               1.34(c,d)       .91(c,d)            .81            .81            .82

Ratio of net investment income
   to average net assets
   applicable to Common Stock                               8.25(c,d)      6.64(c,d)           6.26           6.55           6.82

Portfolio Turnover Rate                                         27.58         32.58            6.33           2.95          13.47

Asset coverage of Preferred Stock,

   end of period                                                  321           320              --             --            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred Stock,

   end of period ($ x 1,000)                                  411,081       408,958          453,893       446,152       440,681

Preferred Stock outstanding,

   end of period ($ x 1,000)(f)                               186,000       186,000              --            --            --

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) CALCULATED BASED ON MARKET VALUE.

(C) DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(D)  THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET
INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .92% AND 5.64%, RESPECTIVELY,
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND .84% AND 6.13%, RESPECTIVELY, FOR THE
YEAR ENDED NOVEMBER 30, 1999.

(E)  BASED ON AVERAGE COMMON SHARES OUTSTANDING.

(F)  PREFERRED SHARES WERE ISSUED ON SEPTEMBER 22, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by the fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser and administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Boston Safe Deposit and Trust Company (the "Custodian") acts as the fund's custodian. The Custodian is a wholly-owned subsidiary of Mellon. PFPC Global Fund Services ("PFPC"), a subsidiary of PNC Bank ("PNC"), serves as the fund's transfer agent,
dividend-paying    agent,    registrar    and    plan    agent.

The fund has outstanding 2,480 shares each of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Bankers Trust, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS vote as a separate class on certain other matters, as required by law. Robin A. Pringle and John E. Zuccotti represent holders of APS on the fund's Board of Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.


(c)  Dividends  to  shareholders  of  Common  Stock  (" Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For common shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On November 30, 2000, the Board of Directors declared a cash dividend to Common Shareholders of $.0467 per share from investment income-net, payable on December 29, 2000 to Common Shareholders of record as of the close of business on December 14, 2000.

(d) Dividends to APS shareholders: For APS, dividends are currently reset every 7 days. The dividend rates in effect at November 30, 2000 were as follows:
Series A -- 4.10%, Series B -- 4.10% and Series C - 4.05%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $23,318,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2000. If not applied, $4,499,000 of the carryover expires in fiscal 2002, $9,312,000 expires in fiscal 2003, $3,964,000 expires in fiscal 2007 and $5,543,000 expires in 2008.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the line of credit during the period ended November 30, 2000, was approximately $11,500 with a related weighted average annualized interest rate of 6.37%.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of
 . 50 of 1% of the value of the fund's average weekly net assets. The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25 of 1% of the value of the fund's average weekly net assets; out-of pocket transfer agency and custody expenses are paid separately by the fund.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2000, amounted to $160,579,694 and $161,890,517, respectively.

At November 30, 2000, accumulated net unrealized depreciation on investments was
$12,048,000,   consisting  of  $16,035,319  gross  unrealized  appreciation  and
$28,083,319 gross unrealized depreciation.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

January 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2000 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gain distributions paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

DIVIDEND REINVESTMENT PLAN (Unaudited)

Under the fund's Dividend Reinvestment Plan (the "Plan"), a holder of the Common Stock (" Common Shareholder" ) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by PFPC Global Fund Services, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be by direct mail to PFPC Global Fund Services, Attention: Closed-End Funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder' s name and address as they appear on the Agent's records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account
of    each    Plan    participant    will    be    held    by    the

Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

                                                             The Fund

PROXY RESULTS (Unaudited)

During the fiscal year ended November 30, 2000, holders of both common stock and Auction Preferred Stock, voted together as a single class on the following proposals presented at the annual shareholders' meeting held on May 12, 2000.
The descriptions of each proposal and the number of shares voted are as follows:

                                                                                                     Shares
                                                                                   -------------------------------------------------

                                                                                          For                 Authority Withheld
                                                                                   -------------------------------------------------

To elect three Class I Directors:((+))

      Hodding Carter, III                                                           39,611,682                           627,990

      Joseph S. DiMartino                                                           39,701,047                           538,624

      Richard C. Leone                                                              39,778,681                           535,546

                                                                                        Shares
                                                   ---------------------------------------------------------------------------------

                                                                 For                        Against                    Abstained
                                                   ---------------------------------------------------------------------------------

To ratify the selection of
Ernst & Young LLP
as independent auditors
of the fund                                                39,778,681                       126,466                      334,526

((+))  THE TERMS OF THESE CLASS I DIRECTORS EXPIRE IN 2003.




OFFICERS AND DIRECTORS

Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino

David W. Burke

Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin A. Pringle ((+))

John E. Zuccotti ((+)

((+)) AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Paul Disdier

Vice President

      Mark N. Jacobs

Secretary

      John B. Hammalian

Assistant Secretary

      Steven F. Newman

Assistant Secretary

      Michael A. Rosenberg

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace

Colleen A. Meehan

PORTFOLIO MANAGERS (CONTINUED)

Richard J. Moynihan

W. Michael Petty

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER AND ADMINISTRATOR

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND-PAYING AGENT,  REGISTRAR AND PLAN AGENT

PFPC Global Fund Services

(Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DSM

INITIAL SEC EFFECTIVE DATE

11/22/89

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--MUNICIPAL BOND FUNDS" EVERY MONDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund


                                                           For More Information

                        Dreyfus Strategic Municipal

                        Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Boston Safe Deposit and Trust Company

                        One Boston Place

                        Boston, MA 02108

                      Transfer Agent &

                      Dividend-Paying Agent,

                        Registrar and Disbursing Agent

                        PFPC Global Fund Services

                        (Common Stock)

                        101 Federal Street

                        Boston, MA 02110

(c) 2001 Dreyfus Service Corporation                                  852AR0011